Horizon Kinetics Medical ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 94.8%	Shares	Value
Cosmetics & Toiletries - 0.9%
Haleon PLC - ADR (a)	14,082	$144,904

Diagnostic Equipment - 0.1%
Pacific Biosciences of California, Inc. (a)(b)	11,517	13,590

Medical Imaging Systems - 0.4%
GE HealthCare Technologies, Inc.	960	77,482

Medical-Biomedical-Genetics - 26.0%(c)
2seventy bio, Inc. (b)	17,275	85,339
Allogene Therapeutics, Inc. (b)	19,194	28,023
Alnylam Pharmaceuticals, Inc. (b)	2,880	777,658
Amgen, Inc.	3,359	1,046,496
Beam Therapeutics, Inc. (b)	9,597	187,429
Bicycle Therapeutics PLC - ADR (b)	14,396	122,222
Biogen, Inc. (b)	3,119	426,804
Bluebird Bio, Inc. (b)	1,822	8,891
CRISPR Therapeutics AG (a)(b)	10,557	359,255
Editas Medicine, Inc. (b)	31,670	36,737
Intellia Therapeutics, Inc. (b)	14,396	102,356
Ionis Pharmaceuticals, Inc. (b)	12,476	376,401
Lantern Pharma, Inc. (b)	28,791	101,920
Mural Oncology PLC (b)	2,304	2,903
Regeneron Pharmaceuticals, Inc.	720	456,646
Replimune Group, Inc. (b)	14,396	140,361
Salarius Pharmaceuticals, Inc. (b)	3,886	2,930
		4,262,371

Medical-Drugs - 66.7%(c)
AbbVie, Inc.	7,678	1,608,695
Alkermes PLC (b)	23,033	760,550
AstraZeneca PLC - ADR	12,476	916,986
Bristol-Myers Squibb Co.	17,755	1,082,877
Eli Lilly & Co.	3,359	2,774,232
Galectin Therapeutics, Inc. (a)(b)	53,742	65,565
GSK PLC - ADR (a)	11,265	436,406
Johnson & Johnson	5,107	846,945
Merck & Co., Inc.	6,718	603,008
Novartis AG - ADR	9,597	1,069,873
Pfizer, Inc.	25,912	656,610
Vanda Pharmaceuticals, Inc. (b)	25,912	118,936
		10,940,683

Medical-Generic Drugs - 0.7%
Sandoz Group AG - ADR	1,920	80,486
Viatris, Inc.	3,572	31,112
		111,598
TOTAL COMMON STOCKS (Cost $9,590,464)		15,550,628

RIGHTS - 0.0%(d)
Medical-Biomedical-Genetics - 0.0%(d)
Pathos AI, Inc., Expires 01/29/2026, Exercise Price $1.00 (b)(e)	23,992	0
TOTAL RIGHTS (Cost $0)		0

TOTAL INVESTMENTS - 94.8% (Cost $9,590,464)		15,550,628
Money Market Deposit Account - 11.5% (f)		1,889,731
Liabilities in Excess of Other Assets - (6.3)%		(1,041,313)
TOTAL NET ASSETS - 100.0%		$16,399,046
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $1,009,491 which represented 6.2% of net assets.
(b)	Non-income producing security.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	Represents less than 0.05% of net assets.
(e)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of March 31, 2025.

(f)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 4.24%.

(g)	All or a portion of security has been pledged as collateral. The total value of assets committed as collateral as of March 31, 2025 is $1,091,906 which represented 6.7% of net assets.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Horizon Kinetics Medical ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$15,550,628	$–	$–		$15,550,628
Rights	–	–	–	(a)	–	(a)
Total Investments	$15,550,628	$–	$–	(a)	$15,550,628

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
 The Fund held a Level 3 security at the end of the period valued at $0. The security classified as Level 3 is deemed immaterial and did not warrant a disclosure of significant unobservable valuation inputs.

Allocation of Portfolio Holdings by Country as of March 31, 2025
(% of Net Assets)
United States	$11,657,043	71.0%
United Kingdom	1,620,518	10.0
Switzerland	1,509,614	9.2
Ireland	763,453	4.6
Other Assets in Excess of Other Assets	848,418	5.2
	$16,399,046	100.0%